INCOME TAX - Schedule of net deferred tax assets (Details) - USD ($)	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets
Valuation allowance	$ (3,459,310)	$ (2,463,599)
Digital Health Acquisition Corp.
Deferred tax assets
Deferred tax assets net		0	$ 0
Net operating loss carryforward		461,882	(379)
Start-up/organization expenses		1,622,610	962,297
Total deferred tax assets		2,084,492	961,918
Valuation allowance		$ (2,084,492)	$ (961,918)